 Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE AS SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CAI International, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy B. Page, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2012

	By:	/s/ TIMOTHY B. PAGE
Timothy B. Page
Chief Financial Officer